                                                                   EXHIBIT 99.1


                      Election Form/Letter of Transmittal


                            to Tender Common Shares





                                      of


                                  INDIGO N.V.


                        Pursuant to the Exchange Offer



                                      by





 Hewlett-Packard Erste Vermogensverwaltungs- und Beteiligungsgesellschaft mbH



                           An Indirect Subsidiary of


                            Hewlett-Packard Company




 The exchange offer and withdrawal rights will expire at 12:00 noon, New York
                                  City time,


                      on March 21, 2002, unless extended.



                The Exchange Agents for the Exchange Offer are:



                    COMPUTERSHARE TRUST COMPANY OF NEW YORK



     By Hand or Overnight Courier:                     By Mail:
Computershare Trust Company of New York Computershare Trust Company of New York
           Wall Street Plaza                      Wall Street Station
      88 Pine Street, 19th Floor                     P.O. Box 1010
          New York, NY 10005                    New York, NY 10268-1010

           For Information:
            (212) 701-7624

                            Facsimile Transmission:
                                (212) 701-7636


                        Confirm Facsimile Transmission:


                              By Telephone Only:

                                (212) 701-7624



                                 CITIBANK N.A


                              5 Carmelite Street


                                London EC4Y OPA


                            Attention Exchange Team


                            Facsimile Transmission




                                44 207 508 3866



   DELIVERY OF THIS ELECTION FORM/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



   BEFORE YOU COMPLETE THIS DOCUMENT, YOU SHOULD READ CAREFULLY THIS DOCUMENT IN ITS ENTIRETY, INCLUDING THE INSTRUCTIONS THAT BEGIN ON PAGE OF THIS DOCUMENT.



   If you hold common shares ("Indigo Shares") of Indigo N.V., a corporation organized under the laws of The Netherlands ("Indigo"), you should complete this document if either:


   .   You are tendering certificates for Indigo Shares with this document; or


   . You are tendering Indigo Shares by book-entry transfer to an account maintained by Computershare Trust Company of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility"), unless you are utilizing an Agent's Message as described in Instruction 2 on page 12 of this document.

   You must use the guaranteed delivery procedures described in Instruction 2 to tender your Indigo Shares if:

   .   The certificates for your Indigo Shares are not immediately available; or

   . You cannot deliver to the Exchange Agent the certificates for your Indigo Shares and all other documents required hereby prior to the expiration time of the exchange offer; or

   . You cannot complete the procedures for book-entry transfer prior to the expiration time of the exchange offer.


   DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH ITS PROCEDURES WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT, UNLESS IT IS DONE PURSUANT TO "THE PROCEDURES FOR TENDERING" AS SET FORTH IN THE PROSPECTUS DATED FEBRUARY 14, 2002 (THE "PROSPECTUS"), WHICH IS BEING MAILED TO YOU WITH THIS DOCUMENT.



   If (1) this Election Form/Letter of Transmittal is returned in an envelope postmarked in Israel, (2) you request that your Share Consideration be delivered to an address in Israel, (3) you sign this Election Form/Letter of Transmittal in Israel or have your signature guaranteed in Israel or (4) this Election Form/Letter of Transmittal otherwise appears to HP or its agents to have been sent from Israel, then your completion and delivery of this document will not constitute a valid tender of your Indigo Shares unless you can make the representation and warranty set forth in Box E. HP reserves the right, in its sole discretion, to investigate whether the representation and warranty in Box E is true and correct, and if HP cannot satisfy itself that such representation and warranty is true and correct, such tender will not be valid. See Instruction C.



                                     * * *



                                   B O X  E



   Representation and warranty by those who (1) return this Election Form/Letter of Transmittal in an envelope postmarked in Israel, (2) request the Consideration to be delivered to Israel or (3) have this Election Form/Letter of Transmittal signed in Israel or have their signature guaranteed in Israel.



                              (See Instruction C)



   The undersigned hereby represents and warrants that the undersigned is a person referred to in Section 15A(B)(1) of the Securities Laws, 5728-1968, of Israel and listed in Appendix One thereto.



                                          Name of Firm ______________________



                                          Signature _________________________



                                          Capacity __________________________


                                                    (See Instruction 5)



   Please submit evidence satisfactory to HP of your authority to so act. See Instruction 5 below.

                                     BOX A

                   DESCRIPTION OF THE INDIGO SHARES TENDERED

--------------------------------------------------------------------------------

              Name(s) and Address(es) of Registered Holder(s)                          Indigo Shares Tendered
(please fill in, if blank, exactly as name(s) appear(s) on certificates(s)) (attach additional signed list if necessary)
-------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                                Shares        Number of
                                                                            Certificate     Represented by     Shares
                                                                            Number(s)(1)  Certificates(s)(1) Tendered(2)
------------------------------------------------------------------------------------------------------------------------
                                                                                 -                -               -
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                            --------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                           Total Shares Tendered
------------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed by holders who tender Indigo Shares by book-entry transfer.
 (2) Unless otherwise indicated, all Indigo Shares represented by share certificates delivered to the Exchange Agent will be deemed to have been tendered. See Instruction 4.


 .   CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR MUTILATED AND
    COMPLETE THE FOLLOWING. SEE INSTRUCTION 10. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR MUTILATED CERTIFICATES: ________________





 .   CHECK HERE IF TENDERED INDIGO SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):


   Name of Tendering Institution: ___________________________________________

   -----------------------------------------------------------------------------

   Account No.: _____________________________________________________________

   Transaction Code No.: ____________________________________________________


 .   CHECK HERE IF TENDERED INDIGO SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


   Name(s) of Registered Owner(s): __________________________________________

   Window Ticket Number (if any): ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution which Guaranteed Delivery: ___________________________

   If delivery is by book-entry transfer, check box: [_]

   Account No.: _____________________________________________________________

   Transaction Code No.: ____________________________________________________

                      Signatures must be provided below.


Please read carefully the instructions that begin on page 12 of this document.


Ladies and Gentlemen:


   The undersigned hereby (1) tenders to Hewlett-Packard Erste Vermogensverwaltungs- und Beteiligungsgesellschaft mbH, a German corporation ("Newco") and an indirect subsidiary of Hewlett-Packard Company, a Delaware corporation ("HP"), the Indigo Shares described above in Box A, and (2) directs that each such Indigo Share be exchanged in accordance with the election (the "Election"), if any, made by the undersigned below in Box B for either the Fixed Offer Price or the Contingent Offer Price, as defined below in the section of this document entitled "Election of Consideration," in each case upon the terms and subject to the conditions set forth in the Prospectus and in this Election Form/Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Exchange Offer"). The Fixed Offer Price and the Contingent Offer Price collectively are referred to as the "Consideration." The undersigned hereby acknowledges receipt of the Exchange Offer, including the Prospectus.


   The Exchange Offer is being made by Newco pursuant to an Offer Agreement, dated September 6, 2001 (the "Offer Agreement"), by and between HP and Indigo. References in this document to HP shall mean HP and Newco, as appropriate. The undersigned understands that HP and Newco reserve the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of their respective affiliates, the right to exchange all or any portion of the Indigo Shares tendered to Newco pursuant to the Exchange Offer, but any such transfer or assignment will in no way prejudice the rights of tendering shareholders to receive Consideration for any Indigo Shares validly tendered and accepted pursuant to the Exchange Offer.

   Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Indigo Shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Newco all right, title and interest in and to all the Indigo Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other common shares or other securities issued or issuable in respect thereof on or after the date of Newco's acceptance of the Indigo Shares tendered herewith (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Indigo Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such Indigo Shares (and any and all Distributions), or transfer ownership of such Indigo Shares (and any and all Distributions) on the account books maintained by Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Newco, (2) present such Indigo Shares (and any and all Distributions) for transfer on the books of Indigo, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Indigo Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Exchange Offer.


   By executing this Letter of Transmittal/Election Form, the undersigned hereby irrevocably appoints Newco, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Indigo Shares tendered and accepted for exchange by Newco and with respect to any and all other Indigo Shares and other securities (other than the shares of HP common stock) issued or issuable in respect of the Indigo Shares on or after the expiration of the exchange offer. This appointment will be effective if and when, and only to the extent that, Newco accepts such Indigo Shares pursuant to the Exchange Offer. All of these proxies shall be considered coupled with an interest in the tendered Indigo Shares and therefore shall not be revocable. Upon the effectiveness of the appointment, all prior proxies that you have given will be revoked and you may not give any subsequent proxies (and, if given, they will not be deemed effective). Newco's designees will, with respect to the Indigo Shares for which the appointment is effective, be empowered, among other things, to exercise all of your voting and other rights as they, in their sole discretion, deem proper at any annual, special or adjourned meeting of Indigo shareholders or otherwise. HP reserves the right to require that, in order for the Indigo Shares to be deemed validly tendered immediately upon Newco's acceptance for exchange of such Indigo Shares, Newco's designees must be able to exercise full voting rights with respect to such Indigo Shares (and any and all Distributions).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Indigo Shares tendered hereby and all Distributions, that the undersigned owns the Indigo Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Indigo Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for exchange by Newco, Newco will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or HP to be necessary or reasonably desirable to complete the sale, assignment and transfer of the Indigo Shares tendered hereby and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Newco any and all Distributions in respect of the Indigo Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Newco shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire Consideration or deduct from such Consideration the amount or value of such Distribution as determined by HP in its sole discretion.


   For purposes of the Exchange Offer, Newco will be deemed to have accepted for exchange Indigo Shares validly tendered and not properly withdrawn as, if and when HP notifies the Exchange Agent of Newco's acceptance of the tenders of those Indigo Shares. The Exchange Agent is required to deliver shares of HP common stock, contingent value rights, if any (or notices of beneficial ownership to the extent the contingent value rights are issued in the form of global certificates), and cash in lieu of fractional shares in exchange for the Indigo Shares promptly after receipt of the notice referred to in the preceding sentence. The Exchange Agent will act as agent for HP and Newco for the purpose of receiving shares of HP common stock and any cash to be paid instead of any fractional shares and transmitting a certificate or certificates for HP common stock, contingent value rights, if any, and cash, if any, to the undersigned. The undersigned will not receive any interest on any cash that Newco pays to them, even if there is a delay in making the exchange.


   The undersigned understands that in all cases, Newco is required to exchange Indigo Shares tendered and accepted for exchange pursuant to the Exchange Offer only after timely receipt by the Exchange Agent of certificates for Indigo Shares (or timely confirmation of a book-entry transfer of tendered securities into the Exchange Agent's account at the Book-Entry Transfer Facility), properly completed and duly executed Letter(s) of Transmittal/Election Forms or manually signed facsimile(s) thereof, or an agent's message in connection with a book-entry transfer, and any other required documents.

   HP, in its sole discretion, will determine questions regarding the validity, form, eligibility, including time of receipt, and acceptance by Newco for exchange of any tender of Indigo Shares and its determination shall be final and binding. HP reserves the absolute right to reject any and all tenders of Indigo Shares that it determines are not in proper form or the acceptance by Newco of or exchange for which may, in the opinion of its counsel, be unlawful. HP also reserves the absolute right to waive any defect or irregularity in the tender of any Indigo Shares. No tender of Indigo Shares will be deemed to have been validly made until all defects and irregularities in tenders of Indigo Shares have been cured or waived. None of HP, Newco or the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in the tender of any Indigo Shares or will incur any liability for failure to give notification. HP's interpretation of the terms and conditions of the Exchange Offer (including this document) will be final and binding.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

   Tender of the Indigo Shares made pursuant to the Exchange Offer is irrevocable, except that Indigo Shares tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the expiration time.

   The undersigned understands that the tender of the Indigo Shares pursuant to any one of the procedures described in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Newco upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Exchange Offer is amended in accordance with the terms of the Offer Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal/Election Form. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Newco may not be required to accept for exchange any of the Indigo Shares tendered hereby.


   Unless otherwise indicated herein under "Special Issuance Instructions," please (1) issue any check for fractional shares, if any, (2) issue any Consideration exchanged for Indigo Shares tendered pursuant hereto, and/or (3) issue or return any certificates for any Indigo Shares not tendered or accepted pursuant to the Exchange Offer in the name(s) of the registered holder(s) appearing under "Description of the Indigo Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail (1) any check for fractional shares, if any, (2) any Consideration exchanged for Indigo Shares tendered pursuant hereto, and/or (3) return any certificates for any Indigo Shares not tendered or accepted pursuant to the Exchange Offer (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of the Indigo Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please (1) issue any check for fractional shares, if any, (2) issue any Consideration exchanged for Indigo Shares tendered pursuant hereto, and/or (3) issue or return any certificates for any Indigo Shares not tendered or accepted pursuant to the Exchange Offer in the name(s) of, and deliver such check/certificate(s) (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Indigo Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Newco has no obligation pursuant to the "Special Issuance Instructions" to transfer any Indigo Shares from the name of the registered holder thereof if Newco does not accept pursuant to the Exchange Offer any of the Indigo Shares so tendered.

                           ELECTION OF CONSIDERATION

   Each holder of tendered Indigo Shares has the right to specify (an "Election") (i) the number of tendered Indigo Shares that such holder desires to have exchanged pursuant to the Exchange Offer set forth in the Prospectus; and (ii) whether such holder elects to receive for all of such holder's tendered Indigo Shares (a) the fixed offer price, which consists of shares of HP common stock, as described in the Prospectus (the "Fixed Offer Price"), or
(b) the contingent offer price, which consists of a combination of shares of HP common stock and non-transferable contingent value rights, as described in the Prospectus (the "Contingent Offer Price"), with each such election subject to the allocation mechanism and limitations described under "The Exchange Offer--Limited Availability of the Fixed Offer Price and Contingent Offer Price" in the Prospectus and the provisions relating to fractional shares described under "The Exchange Offer--Cash Instead of Fractional Shares of HP Common Stock" in the Prospectus.


   So long as the provisions of the Guarantee below are complied with and subject to the limitations referred to above, (1) each tendered Indigo Share for which a valid Fixed Offer Price Election has been received and each tendered Share as to which a valid Election is not in effect at the expiration time will be exchanged for the Fixed Offer Price in the Exchange Offer; and (2) each tendered Indigo Share for which a valid Contingent Offer Price Election has been received will be exchanged for the Contingent Offer Price in the Exchange Offer. Accordingly, to the extent that you fail to make an election below for any Indigo Shares tendered hereby, you will be deemed to have elected to receive the Fixed Offer Price for all of the Indigo Shares that you tendered, so long as the provisions of the guarantee below are complied with and subject to the limitations referred to above. Your tender of Indigo Shares is irrevocable, except that Indigo Shares tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the expiration date of the Exchange Offer, as it may be extended, as described in "The Exchange Offer--Withdrawal Rights" in the Prospectus. Any Indigo Shares properly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer.


   For a description of the election procedures, see the section of the Prospectus entitled "The Exchange Offer--Election Procedures" as well as the instructions to this document.

                                     BOX B


     CHECK ONLY ONE OF THE BOXES BELOW. You must make a Fixed Offer Price Election or a Contingent Offer Price Election as to all of the Indigo Shares that you are tendering hereby:


 [_] A FIXED OFFER PRICE ELECTION, pursuant to which each of the Indigo Shares tendered hereby will be exchanged for $7.50, subject to adjustment, in common stock of Hewlett-Packard Company, subject to the limitations and procedures set forth in the Prospectus, is made as to all of the Indigo Shares tendered pursuant to this Election Form/Letter of Transmittal.



 [_] A CONTINGENT OFFER PRICE ELECTION, whereby each of the Indigo Shares tendered hereby will be exchanged for $6.00, subject to adjustment, in common stock of Hewlett-Packard Company and one non-transferable contingent value right, subject to the limitations and procedures set forth in the Prospectus, is made as to all of the Indigo Shares tendered pursuant to this Election Form/Letter of Transmittal.


   The tax consequences to holders of Indigo Shares will vary depending upon, among other things, which election is made. For information as to the United States federal income tax consequences of an election, see the section of the Prospectus entitled "Special Factors--Effects of the Exchange Offer; Plans or Proposals After the Exchange Offer--United States Federal Income Tax Consequences of the Exchange Offer."

                                     BOX C


                         SPECIAL ISSUANCE INSTRUCTIONS

                        (See Instructions 1, 5, and 6)

  To be completed only: (1) if any Consideration, including any check for fractional shares, for the tendered Indigo Shares accepted for exchange is to be issued in the name of someone other than the undersigned, or (2) if certificates for any Indigo Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned, or (3) if any Indigo Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

  Issue check and/or Consideration to:

  Name ______________________________________________________________________
                                (Please Print)

  Address ___________________________________________________________________

  _____________________________________________________________________________
                              (Include Zip Code)

  _____________________________________________________________________________
                (Tax Identification or Social Security Number)
                           (See Substitute Form W-9)

 [_] Credit Shares delivered by book-entry transfer and not exchanged through the Book-Entry Transfer Facility account.

  _____________________________________________________________________________
                               (Account Number)

                                     BOX D


                         SPECIAL DELIVERY INSTRUCTIONS

                        (See Instructions 1, 5, and 6)

  To be completed only: (1) if any Consideration, including any check for fractional shares, for the tendered Indigo Shares accepted for exchange is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered," or (2) if certificates for any Indigo Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail check and/or Consideration to:

  Name ______________________________________________________________________
                                (Please Print)

  Address ___________________________________________________________________

   __________________________________________________________________________
                              (Include Zip Code)

                                   IMPORTANT

                      ALL HOLDERS OF INDIGO COMMON SHARES

                               PLEASE SIGN HERE

              (Also Complete and Sign Substitute Form W-9 Below)

   This must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of the Indigo Shares or, if tendered by the registered holder(s) exactly as such participant's name appears on a security position listing as the owner of the Indigo Shares or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title below under "Capacity" and submit evidence satisfactory to HP of your authority to so act. See Instruction 5 below.



_______________________________________________________________________________
                          (Signature(s) of Owner(s))

Name(s) _____________________________________________________________________

Name of Firm ________________________________________________________________
                                (Please Print)

Capacity (full title) _______________________________________________________
                              (See Instruction 5)

Address _____________________________________________________________________
                                                                     (Zip Code)

Area Code and Telephone Number ______________________________________________

Taxpayer Identification or Social Security Number ___________________________
                                                      (See Substitute Form W-9)

Dated:             ,

                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

     FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN
                                 SPACE BELOW.

  Authorized Signature(s) ___________________________________________________

  Name(s) ___________________________________________________________________

  Name of Firm ______________________________________________________________
                                (Please Print)

  Address ___________________________________________________________________
                                                                     (Zip Code)

  Area Code and Telephone Number ____________________________________________

  Dated: ____________________________________________________________________

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   A.  General Instructions


   1. Guarantee of Signatures. No signature guarantee is required on this Election Form/Letter of Transmittal (1) if this Election Form/Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Indigo Shares) of the Indigo Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Election Form/Letter of Transmittal, or (2) if such Indigo Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal/Election Form must be guaranteed by an Eligible Institution. See Instruction 5.



   2. Requirements of Tender. This Election Form/Letter of Transmittal is to be completed by shareholders of Indigo either if certificates for Indigo Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Indigo Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus. For a shareholder validly to tender Indigo Shares pursuant to the Exchange Offer, either (1) a properly completed and duly executed Election Form/Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer of the Indigo Shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration time and either (a) certificates for tendered Indigo Shares must be received by the Exchange Agent at one of such addresses prior to the expiration time or (b) Indigo Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus and a Book-Entry confirmation must be received by the Exchange Agent prior to the expiration time or (2) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus.



   Shareholders whose certificates for the Indigo Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration time or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Indigo Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus. Pursuant to such guaranteed delivery procedures,
(1) such tender must be made by or through an Eligible Institution, (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by HP, must be received by the Exchange Agent prior to the expiration time and (3) the certificates for all tendered Indigo Shares, in proper form for transfer (or a Book-Entry confirmation with respect to all tendered Indigo Shares), together with a properly completed and duly executed Election Form/Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" for purposes of the preceding sentence is any day on which the New York Stock Exchange is open for business.


   The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry

Transfer Facility tendering the Indigo Shares, that such participant has received and agrees to be bound by the terms of the Election Form/Letter of Transmittal and that HP and Newco may enforce such agreement against the participant.



   The signatures on this Election Form/Letter of Transmittal cover the Indigo Shares tendered hereby.



   The method of delivery of the Indigo Shares, this Election Form/Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election, option and risk of the tendering shareholder and the delivery will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.



   No alternative, conditional or contingent tenders will be accepted, and no fractional Indigo Shares will be exchanged. All tendering shareholders, by executing this Election Form/Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Indigo Shares pursuant to the Exchange Offer.


   3. Inadequate Space. If the space provided herein is inadequate, the number of Indigo Shares tendered and/or the certificate numbers with respect to such Shares and any other required information should be listed on a separate signed schedule attached hereto.


   4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Indigo Shares evidenced by any certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Indigo Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Indigo Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Election Form/Letter of Transmittal, as soon as practicable after the expiration time. All Indigo Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.



   5. Signatures on Election Form/Letter of Transmittal; Stock Powers and Endorsements.



   If this Election Form/Letter of Transmittal is signed by the registered holder(s) of the Indigo Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.



   If any of the Indigo Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Election Form/Letter of Transmittal.



   If any of the tendered Indigo Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Form/Letter of Transmittal as there are different registrations of certificates.



   If this Election Form/Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to HP of the authority of such person to so act must be submitted.



   If this Election Form/Letter of Transmittal is signed by the registered holder(s) of the Indigo Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Indigo Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.


   If this Election Form/Letter of Transmittal is signed by a person other than the registered holder(s) of the Indigo Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.



   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, HP will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of any Indigo Shares to it or its order pursuant to the Exchange Offer. If, however, payment of any Consideration or cash instead of fractional shares is to be made to, or if certificates for any Indigo Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Election Form/Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Consideration of such Indigo Shares tendered unless evidence satisfactory to HP of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Indigo Shares tendered hereby.



   7. Special Issuance and Delivery Instructions. The box entitled "Special Issuance Instructions" on this Election Form/Letter of Transmittal should be completed if (1) any Consideration, including any check for fractional shares, for the tendered Indigo Shares accepted for exchange is to be issued in the name of someone other than the signer of this Election Form/Letter of Transmittal, or (2) if certificates for any Indigo Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the signer of this Election Form/Letter of Transmittal, or (3) if any Indigo Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated from which such Indigo Shares were delivered (if no such instructions are given, any such Indigo Shares not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Indigo Shares were delivered).



   The box entitled "Special Delivery Instructions" on this Election Form/Letter of Transmittal should be completed if (1) if any Consideration, including any check for fractional shares, for the tendered Indigo Shares accepted for exchange is to be sent to someone other than the signer of this Election Form/Letter of Transmittal or to the signer of this Election Form/Letter of Transmittal at an address other than that shown under "Description of Shares Tendered," or (2) if certificates for any Indigo Shares not tendered or not accepted for exchange are to be sent to someone other than the signer of this Election Form/Letter of Transmittal or to the signer of this Election Form/Letter of Transmittal at an address other than that shown under "Description of Shares Tendered."



   8. Backup Withholding. In order to avoid "backup withholding" of U.S. federal income tax with respect to cash received in lieu of fractional shares pursuant to the Exchange Offer or upon a payment, if any, under the contingent value rights, a shareholder surrendering Indigo Shares in the Exchange Offer must, unless an exemption applies, provide the Exchange Agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Election Form/Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box on the Substitute Form W-9.


   Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

   The shareholder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Indigo Shares. If the Indigo Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


   If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the shareholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% on all payments of cash in lieu of fractional shares made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such shareholder if a TIN is provided to the Exchange Agent within 60 days. The backup withholding rate is scheduled to be reduced over time to 29% in 2005.



   Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign shareholders should complete and sign the signature page of this Election Form/Letter of Transmittal and a Form W-8 BEN or other Form W-8, as appropriate, signed under penalties of perjury, attesting to that individual's exempt status, copies of which may be obtained from the Exchange Agent, or otherwise establish a valid exemption from withholding in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.



   9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Requests for additional copies of the Prospectus, the Election Form/Letter of Transmittal, the Notice of Guaranteed Delivery and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent as set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


   10. Waiver of Conditions. The conditions of the Exchange Offer may be waived by HP from time to time in accordance with, and subject to the limitations described in, the Prospectus.


   11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Indigo Shares has been lost, destroyed or stolen, the shareholder should check the box immediately preceding the special issuance/special delivery instructions and indicate the number of Indigo Shares lost and should promptly notify Bank of New York, Indigo's transfer agent, at (800) 524-4458 or
(646) 885-3300. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Election Form/Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.


   B.  Instructions for Making Elections

   Neither HP nor Indigo makes any recommendation as to whether Indigo shareholders should elect to receive the Fixed Offer Price or the Contingent Offer Price pursuant to the Exchange Offer.


   1. The Election; Limited Availability of Consideration. You may use this Election Form/Letter of Transmittal to make an Election as to the form of consideration to be received by you in exchange for your Indigo Shares. At your direction and subject to the allocation mechanism and limitations set forth in this Election Form/Letter of Transmittal and in the Prospectus, each Indigo Share will be exchanged for either (1) the fixed offer price, which consists of a fraction of a share of HP common stock that has a value equal to $7.50, subject to adjustment, as determined in accordance with the Offer Agreement, pursuant to a Fixed Offer Price Election, or

(2) the contingent offer price, which consists of (A) a fraction of a share of HP common stock that has a value equal to $6.00, subject to adjustment, as determined in accordance with the Offer Agreement plus (B) one non-transferable contingent value right (each, a "CVR") entitling its holder to a cash payment from HP's newly formed subsidiary of up to $4.50, pursuant to a Contingent Offer Price Election. As described in more detail in the Prospectus, each CVR will entitled its holder to a contingent cash payment in 2005 from Newco of up to $4.50 if HP's consolidated revenues from digital press products that utilize Indigo's technology reach specified revenue milestones over a three-year period, which will begin after the completion of the Exchange Offer. The amount payable under each CVR increases linearly from $0 to $4.50 as the cumulative revenue increases from $1.0 billion to $1.6 billion during the three-year period. No payment will be made under the CVR if the cumulative revenue is less than or equal to $1.0 billion. No payment in excess of $4.50 will be made under the CVR if the cumulative revenue is greater than $1.6 billion.


   The number of shares of HP common stock to be issued in each case will be determined by dividing $7.50 or $6.00, as the case may be, by the average closing sales price of HP common stock on the New York Stock Exchange during the twenty consecutive trading days ending on the third trading day prior to the date on which Newco initially accepts for payment Indigo Shares tendered into the Exchange Offer. However, the average trading price to be used in such calculation shall not be less than $16.69 or more than $23.68. The trading price of HP common stock on the date you receive HP common stock in exchange for your Indigo Shares could be more or less than the average closing sales price of the HP common stock during the relevant twenty consecutive day trading day pricing period described above. This means that the then-current market value of the HP common stock that you receive for each Indigo Share could be more or less than $7.50, in the case of the Fixed Offer Price, or $6.00, in the case of the Contingent Offer Price, regarding of the average HP closing sales price.


   No fractional shares of HP common stock will be issued in connection with the Exchange Offer. Instead, each tendering holder of Indigo Shares who would otherwise be entitled to receive a fraction of a share of HP common stock in the Exchange Offer (after aggregating all fractional shares of HP common stock that otherwise would be received by such holder) will receive cash (rounded to the nearest whole cent), without interest, equal to the product obtained by multiplying such fraction by the closing price of one share of HP common stock, as reported on the New York Stock Exchange, on the first date that Newco accepts Indigo Shares for exchange in the Exchange Offer.

   The total number of Indigo Shares that may be exchanged for each of the Fixed Offer Price Election and the Contingent Offer Price Election described above is limited, as described in more detail in the Prospectus and the Offer Agreement. If either election is oversubscribed, the allocation mechanism described in the Prospectus will be applied. As a result, tendering shareholders may not receive the consideration alternative requested by them for all of the Indigo Shares that they tender.

   The allocation mechanism is complex and not easily summarized. These instructions may not contain all of the information that is important to you. Accordingly, we urge you to read carefully the Prospectus and the Offer Agreement in their entirety.

   The election procedures and the limited availability of Consideration are further described in the Prospectus under "The Exchange Offer--Election Procedures" and "The Exchange Offer--Limited Availability of the Fixed Offer Price and Contingent Offer Price" and all Elections are subject to compliance with such procedures.


   As a result of the allocation mechanism, holders of Indigo Shares may experience a range of outcomes pursuant to the Exchange Offer based upon the elections of other Indigo shareholders; up to 18% of the shares they tender may be exchanged for the form of Consideration they do not elect. Such holders will not be able to change the number of shares of HP common stock or contingent value rights allocated to them pursuant to the allocation mechanism.


   Shareholders are urged to obtain current quotations for the HP common stock and the Indigo Shares.

   If you have previously submitted a Notice of Guaranteed Delivery for the Indigo Shares which are the subject of this Election Form/Letter of Transmittal and the Exchange Offer has expired, then the election made in such Notice of Guaranteed Delivery may not be changed by this Election Form/Letter of Transmittal.



   The section of the Prospectus entitled "Special Factors--Effects of the Exchange Offer; Plans or Proposals After the Exchange Offer--United States Federal Income Tax Consequences of the Exchange Offer" contains a description of certain consequences related to receiving the alternative forms of consideration pursuant to the Exchange Offer. In connection with making any Election, a holder of Indigo Shares should read carefully the Prospectus in its entirety, including the description of "Special Factors--Effects of the Exchange Offer; Plans or Proposals after the Exchange Offer--United States Federal Income Tax Consequences of the Exchange Offer" contained therein, and discuss this Election Form/Letter of Transmittal with such holder's tax advisor.



   2. Failure to Make an Effective Election. If you fail to make an effective Election or if your Election is determined by HP to be not properly made with respect to any tendered Indigo Shares, such election shall be deemed to be not in effect, and the tendered Indigo Shares covered by such Election shall be deemed to be non-electing Indigo Shares. Subject to the limitations set forth in this Election Form/Letter of Transmittal and in the Prospectus, all non-electing Indigo Shares will be exchanged for the Fixed Offer Price. All questions as to the validity of any Election or change of Election will be determined by HP, in its sole discretion, which determination shall be final and binding on all parties. HP reserves the absolute right to waive any defect or irregularity in any Election or change of Election by any Indigo shareholder whether or not similar defects or irregularities are waived in the case of other Indigo shareholders. None of HP, the Exchange Agent, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in Elections or changes of Election or incur any liability for failure to give such notification.


   3. Shares as to Which an Election is Made. You may make a Fixed Offer Price Election or Contingent Offer Price Election with respect to all of your Indigo Shares by checking the appropriate box on the Election of Consideration form contained herein. You must elect to exchange all of your tendered Indigo Shares for only one consideration alternative.

   4. Change of Election. Any holder of tendered Indigo Shares may change its Election only by written notice, signed and dated by such shareholder, received by the Exchange Agent at one of the addresses set forth herein at any time prior to the expiration time. Such notice must specify (1) the name of the person who tendered the Indigo Shares which are subject to such notice, (2) the certificate number shown on the certificate(s) representing such tendered Indigo Shares and (3) the name of the registered holder, if different from that of the person who tendered such Indigo Shares.


   IMPORTANT: THIS ELECTION FORM/LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION TIME OR THE TENDERING STOCKHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.



C. Israeli Shareholders



   1. The Exchange Offer is not being made in or into Israel and will not be capable of acceptance in Israel, except to certain persons referred to in
Section 15A(B)(1) of the Securities Law, 5728-1968, of Israel and listed in Appendix One thereto (which includes certain mutual, provident and venture capital funds, banks, insurers, portfolio managers, investment advisors, stock exchange members, underwriters and certain corporations controlled by any of the above). Should you receive the prospectus in Israel and you are not a person referred to above, neither the prospectus nor this document constitutes an offer to you to sell, or a solicitation from you of an offer to purchase, the securities offered by the prospectus or this document or an invitation or solicitation to tender your Indigo Shares. In such event, the prospectus and/or this document is provided for your information only. If you are in doubt as to whether you are a person referred to above, please consult your professional advisor in Israel.



   2. Envelopes containing this completed Election Form/Letter of Transmittal that are postmarked in Israel, that are signed or signature guaranteed in Israel, that request the Consideration to be sent to Israel or otherwise appearing to HP or its agents to have been sent from Israel will not constitute a valid tender of your Indigo Shares, unless you complete Box E hereof and submit evidence satisfactory to HP of the authority of the signatory thereof to so act.



   3. HP reserves the right, in its sole discretion, to investigate whether the representation and warranty in Box E is true and correct and, if HP cannot satisfy itself that such representation and warranty is true and correct, your tender will not be valid. None of HP, Newco, the Exchange Agent or any other person will be under any duty to give notification of any such investigation or any results thereof or incur any liability for failure to give notification.



   4. Without limiting the foregoing, HP reserves the right to treat any tender as invalid if it believes that such tender or the tender by holders of Indigo Shares may violate applicable legal or regulatory requirements.



   5. If you can truthfully and accurately make the representation and warranty in Box E, you should satisfy yourself as to the full observance of the laws of Israel in connection herewith, including, without limitation, the obtaining of any governmental or other consents which may be required and the compliance with other necessary formalities to be observed. Please consult your professional advisors.



   6. The provisions of this Instruction C supercede any terms of the Exchange Offer inconsistent herewith.



   7. Notwithstanding anything to the contrary contained in the prospectus or this document, HP may, in its absolute discretion, solicit and accept tenders from Israel pursuant to any applicable exemption under the Securities Law, 5728-1968, and any regulation promulgated thereunder, of Israel or from such number of Israeli residents as shall not be deemed to constitute an offer to the public under such law or regulation or by providing a prospectus approved by the Israeli Securities Authority.



   8. The provisions of this Instruction C or any other term of the Exchange Offer relating to Israeli holders of Indigo Shares may be waived, varied or modified as regard specified holders or on a general basis by HP in its absolute discretion.

                           IMPORTANT TAX INFORMATION


   Under U.S. federal income tax law, a shareholder whose tendered Indigo Shares are accepted for exchange is required to provide the Exchange Agent (as payer) with such shareholder's correct taxpayer identification number on Substitute Form W-9 below. The substitute form W-9 also is required with respect to a payment, if any, under the contingent value rights. If such shareholder is an individual, the taxpayer identification number is his social security number. If the shareholder does not provide the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash instead of fractional shares of HP common stock that are made to such shareholder with respect to Indigo Shares exchanged pursuant to the Exchange Offer or payment, if any, under the contingent value rights may be subject to backup withholding of 30%. The backup withholding rate is scheduled to be reduced over time to 29% in 2005.


   Certain shareholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt shareholders, other than foreign shareholders, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. Foreign shareholders should complete and sign the main signature form and a Form W-8 BEN or other Form W-8, copies of which may be obtained from the Exchange Agent, or otherwise establish a valid exemption from withholding in order to avoid backup withholding.


   If backup withholding applies, 30% of any payments of cash instead of fractional shares of HP common stock or payment, if any, under the contingent value rights made to the shareholder are required to be withheld. The backup withholding rate is scheduled to be reduced over time to 29% in 2005 are required to be withheld. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service by filing an appropriate claim.


Purpose of Substitute Form W-9


   To prevent backup withholding with respect to cash received in lieu of fractional shares pursuant to the Exchange Offer or upon a payment, if any, under the contingent value rights that are made to a shareholder with respect to Indigo Shares exchanged pursuant to the Exchange Offer, the shareholder is required to notify the Exchange Agent of such shareholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number).


What Number to Give The Exchange Agent

   The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Indigo Shares. If the Indigo Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% on all payments of cash instead of fractional shares of HP common stock made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such shareholder if a TIN is provided to the Exchange Agent within 60 days. The backup withholding rate is scheduled to be reduced over time to 29% in 2005.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (See Instruction 7)


                             PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     Part I.--Please provide your taxpayer                        SSN: ______________
                               identification number in the space at right.                 or
Form W-9                       If awaiting TIN, write "Applied For."                        TIN: ______________
Department of the              ---------------------------------------------------------------------------------
Treasury                       Name ___________________________________________________________________________
Internal Revenue Service (IRS) Address ________________________________________________________________________
                               ________________________________________________________________________________
Payer's Request                (City)            (State)          (Zip Code)
for Taxpayer                   ---------------------------------------------------------------------------------
Identification Number (TIN)    Check appropriate box:
                               Individual [_]                 Corporation [_]
                               Partnership [_]                Other (specify) [_]
----------------------------------------------------------------------------------------------------------------
                               Part II.--For payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification
                               Number on Substitute Form W-9."
----------------------------------------------------------------------------------------------------------------
                               Part III.--CERTIFICATION--Under penalties of perjury, I certify that:
                               (1) The number shown on this form is my correct Taxpayer
                                       Identification Number (or I am waiting for a number to be issued to me),
                               (2) I am not subject to backup withholding either because: (a) I have not been notified by the IRS that I am subject to backup
                                   withholding as a result of a failure to report all interests or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding, and
                               (3) I am a U.S. person (including a U.S. resident alien).
                               ---------------------------------------------------------------------------------
                               Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
----------------------------------------------------------------------------------------------------------------

                               SIGNATURE ______________________________________________________________________
                               DATE ___________________________________________________________________________
----------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
      EXCHANGE OFFER. THE BACKUP WITHHOLDING RATE IS SCHEDULED TO BE
      REDUCED OVER TIME TO 29% IN 2005. PLEASE REVIEW THE ENCLOSED
      GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
      SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Exchange Agent, 30% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

 Signature: ______________________________   Date: __________________________


   Questions and requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Requests for additional copies of the Prospectus, the Election Form/Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent as set forth below, and will be furnished promptly at HP's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


               The Information Agent for the Exchange Offer is:

                             Georgeson Shareholder

                               111 Commerce Road
                          Carlstadt, New Jersey 07072

                             Indigo@Georgeson.com



                 Banks and Brokers please call: (201) 896-1900


         Shareholders in North America call toll-free: (866) 233-9045


          Shareholders outside of North America call: (212) 806-6741



                The Exchange Agents for the Exchange Offer are:



                    Computershare Trust Company of New York



             By Hand or Overnight Courier:         By Mail:
                  Computershare Trust         Computershare Trust
                  Company of New York         Company of New York
                   Wall Street Plaza          Wall Street Station
              88 Pine Street, 19th Floor         P.O. Box 1010
                  New York, NY 10005        New York, NY 10268-1010
            For Information: (212) 701-7624

                            Facsimile Transmission:

                                (212) 701-7636

                        Confirm Facsimile Transmission:

                              By Telephone Only:
                                (212) 701-7624



                                 Citibank N.A.



             By Hand or Overnight Courier:         By Mail:
                     Citibank N.A.              Citibank N.A.
                  5 Carmelite Street          5 Carmelite Street
                    London EC4Y OPA            London EC4Y OPA
               Attention: Exchange Team    Attention: Exchange Team

                            Facsimile Transmission:

                                44 207 508-3866